GECAS Transaction	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
GECAS transaction	GECAS Transaction
AerCap completed the acquisition of 100% of GECAS, GE’s commercial aviation lessor and financier, on the Closing Date. Under the terms of the transaction agreement, GE received 111.5 million newly issued AerCap shares, $23 billion of cash and $1 billion of AerCap senior notes. Immediately following the completion of the GECAS Transaction, GE held approximately 46% of our issued and outstanding ordinary shares. AerCap is now the global leader across all areas of aviation leasing.
The total consideration paid to GE had a value of $30.2 billion based on AerCap’s closing price per share of $59.04 on October 29, 2021. On the Closing Date, immediately after completing the GECAS Transaction, all GECAS assets were transferred substantially as an entirety to AerCap, and AerCap assumed substantially all of the liabilities of GECAS.
In connection with the GECAS Transaction, on October 29, 2021, AerCap Global Aviation Trust (“AerCap Trust”) and AerCap Ireland Capital Designated Activity Company (“AICDC”) co-issued an aggregate principal amount of $21 billion of senior unsecured notes (the “GECAS Acquisition Notes”). The proceeds from the issuance of the GECAS Acquisition Notes were used to fund a portion of the cash consideration to be paid in the GECAS Transaction, and to pay related fees and expenses, with any excess proceeds to be used for general corporate purposes. On November 1, 2021, AerCap Trust and AICDC also co-issued an aggregate principal amount of $1 billion of 1.90% senior unsecured notes due 2025 to a subsidiary of GE in connection with the closing of the GECAS Transaction. Refer to Note 15—Debt.
Immediately following the completion of the GECAS Transaction, GE held approximately 46% of our issued and outstanding ordinary shares. The GE shares are subject to a lock-up period which will expire in stages from nine to 15 months after the Closing Date. GE has entered into agreements with AerCap regarding voting restrictions, standstill provisions and certain registration rights.
The consideration transferred to effect the GECAS Transaction consisted of the following:

Cash consideration	$22,583,992
111,500,000 AerCap ordinary shares issued multiplied by AerCap closing share price per share of $59.04 on October 29, 2021	6,582,960
AerCap notes issued to GE	1,000,000
Consideration transferred	$30,166,952
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Closing Date:

Final Amounts Recognized as of the Closing Date
Cash and cash equivalents	$151,554
Restricted cash	4,850
Flight equipment held for operating leases, net	23,108,835
Investment in finance leases, net	1,165,382
Prepayments on flight equipment	2,990,414
Maintenance rights and lease premium, net (a)	3,984,212
Associated companies	555,212
Accrued maintenance liability	(1,234,857)
Deferred tax liabilities	(1,195,168)
Other assets and liabilities (b)	636,518
Estimate of fair value of net assets acquired	$30,166,952

Consideration Transferred	$30,166,952
Goodwill	$—

(a) Includes $2.8 billion maintenance rights asset and $1.2 billion lease premium asset, net.
(b) The fair value of the assets acquired includes current trade receivables of $245 million. The gross amount due under the contracts is $463 million.

AerCap reported transaction and integration-related expenses related to the GECAS Transaction as provided in the table below. These expenses are included in transaction and integration-related expenses in our Consolidated Income Statement.

Year ended
December 31, 2021
Banking fees	$186,474
Professional fees and other expenses	105,417
Severance and other compensation expenses	43,075
$334,966
The acquired GECAS business contributed total revenues and other income of $0.4 billion and net income of $49 million to AerCap for the period beginning November 1, 2021, and ended December 31, 2021.
The following unaudited pro forma summary presents consolidated information of AerCap as if the business combination had occurred on January 1, 2020:

	Year Ended December 31,
	2021	2020
Total revenues and other income	$7,866,898	$8,062,582
Net income	1,935,570	11,845
The most significant pro forma adjustments were to reflect the (net of tax) impact of: (i) the amortization of lease premium as an adjustment to revenue; (ii) the expensing of the maintenance rights asset, which occurs when the lease ends for EOL contracts or when the lessee provides us with an invoice for reimbursement relating to the cost of a qualifying maintenance event that relates to pre-acquisition usage for MR contracts. The related pro forma adjustment was based on the estimated annual charge in the first full year after the acquisition; (iii) the depreciation and amortization expenses related to the fair value adjustments to aircraft and other intangibles; (iv) the interest expense on the existing debt, taking into account the fair value adjustment to the debt as of the Closing Date; (v) the interest expense related to the acquisition financing, as if the financing occurred as of January 1, 2020; (vi) other interest expense adjustments relating to the maintenance and security deposit liabilities; and (vii) nonrecurring transaction and integration-related expenses, as if they had been incurred as of January 1, 2020 instead of 2021.
The above unaudited pro forma financial information is for informational purposes only and does not necessarily reflect the actual results of operations had the GECAS Transaction been completed on January 1, 2020. The pro forma information did not adjust for gain on sales and impairment charges. These pro forma amounts are not designed to represent the future expected financial results of AerCap. The GECAS Transaction resulted in significant increases of our asset and liabilities, as well as revenues and expenses.
Application of the Acquisition Method of Accounting

We applied the acquisition method of accounting and measured the identifiable assets acquired and liabilities assumed at their respective fair values on the Closing Date. These fair values were determined primarily using the income approach and were primarily based on significant inputs and assumptions that are not observable in the market. The fair value measurement of each major asset acquired and liability assumed is discussed separately below:
Flight equipment held for operating leases, net: We measured the fair value of the GECAS flight equipment in its estimated physical condition as of the Closing Date using contractual lease cash flows adjusted by lessee credit risk, estimated follow-on lease cash flows and estimated residual values. We included contracted lease cash flows in the fair value where applicable for the remainder of the existing lease terms and expected follow-on lease cash flows using estimated market lease rental rates and an estimated residual value based on the flight equipment type, age, and airframe and engine configuration, as applicable and required. The aggregate cash flows were then discounted to present value. The discount rate was based on the type and age of flight equipment and incorporated market participant assumptions regarding the likely debt and equity financing components and the required returns of those financing components. Key inputs and assumptions underlying the income approach and the projected cash flows are discussed further below:
(a)    The contracted leases were adjusted to current market rents as appropriate, and accounted for approximately 49% of the flight equipment’s fair value.
(b)    For in-production, younger aircraft, residual values were assumed after the extension of the existing lease or new lease. The residual value assumption was based on an internal model. The residual values for in-production younger aircraft accounted for approximately 28% of the flight equipment’s fair value.
(c)    For most aircraft, an extension of the existing lease or a new lease was assumed based on our knowledge of the lessee’s fleet plans and expected market lease rents. The extensions and new leases accounted for approximately 14% of the flight equipment’s fair value.
(d)    To determine the residual values for out-of-production, older aircraft that are at the end of their economic life, we assumed that these aircraft are to be sold for parts at the conclusion of their respective leases (“Part-out Residual”). The Part-out Residual values were based on an internal part-out model. Part-out Residual values accounted for approximately 9% of the flight equipment’s fair value.
(e)    The discount rate assumption is based on our knowledge of market returns and leverage and was 6.5%.

Investment in finance leases, net: We determined the fair value of the GECAS investment in finance leases, net using an income approach based on the present value of the current contracted finance leases for the remainder of the terms, and an estimated residual value where we retain the residual value risk. The cash flows were then discounted to present value using a discount rate of 6.5%. The discount rate incorporated market participant assumptions regarding the likely debt and equity financing components and the required returns of those financing components. Key inputs and assumptions underlying the income approach relate to the counterparty’s ability to fulfil their obligations under the existing contracts and an appropriate discount rate.
Maintenance rights asset and lease premium, net: We determined the fair value of the GECAS maintenance rights assets associated with contracts with EOL compensation provisions based on the present value of the expected cash flows, measured as the difference between the aircraft physical maintenance condition at the Closing Date and the specified contractual return condition at the end of the respective lease term, adjusted for the credit risk of the lessee. The fair value of the maintenance rights assets associated with contracts where the lessee provides maintenance reserve payments based on usage during the lease term was determined based on the present value of reimbursements to lessees for maintenance events relating to pre-acquisition usage expected during the remaining post-acquisition lease term. The expected cash flows of the EOL compensation provision and maintenance reserve-paying lease contracts are discounted at market rates of return that reflect the relative risk of achieving the expected cash flows of the assets and the time value of money.
We determined the fair value of the lease premium based on the present value of the expected cash flows calculated as the difference between the contractual lease payments, adjusted for lessee credit risk, and the lease payments that the aircraft could generate over the remaining lease term based on current market rates.
Accrued maintenance liability: We determined the fair value of the GECAS maintenance liabilities, including amounts we agreed to contribute to certain maintenance events that the lessee incurs during the lease term (“Lessor Contributions”) relating to pre-acquisition aircraft usage. The fair value was determined based on the present value of expected cash outflows during the remaining lease term consisting of expected reimbursements of maintenance reserves and expected lessor contributions at the time of the forecasted maintenance event. These two cash flows are based on estimated maintenance intervals and estimated cost to perform the maintenance event. The cash flows were discounted to their respective present values using a market rate of return that reflects the relative risk of the cash flows and the time value of money.
Income taxes: AerCap and GECAS have agreed to treat the GECAS Transaction as a deemed “asset sale” for U.S. federal income tax purposes and will, with respect to each target entity that is a domestic corporation for U.S. federal income tax purposes, jointly make an election under Section 338(h)(10) of the Internal Revenue Code, as amended (the “Code”), to similarly treat such stock purchases for legal purposes as deemed asset sales for U.S. federal income tax purposes. As a result of the tax structure of this transaction, AerCap will have a tax basis equal to fair market value (a “step-up”) in certain of the legacy GECAS U.S.-owned assets, including flight equipment. In the months following closing, a significant portion of the legacy GECAS U.S.-owned assets and related liabilities were transferred to Ireland. These assets and liabilities are subject to corporation tax in Ireland.